UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2016

Columbia Pipeline Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.	Other Events.
On May 22, 2015, Columbia Pipeline Group, Inc. (the “Company”) completed its private placement of $2.75 billion aggregate principal amount of its senior unsecured notes, consisting of $500 million aggregate principal amount of 2.45% senior notes due 2018 (the “2018 notes”), $750 million aggregate principal amount of 3.30% senior notes due 2020 (the “2020 notes”), $1.0 billion aggregate principal amount of 4.50% senior notes due 2025 (the “2025 notes”) and $500 million aggregate principal amount of 5.80% senior notes due 2045 (the “2045 notes” and, together with the 2018 notes, the 2020 notes and the 2025 notes, the “notes”). The notes are fully and unconditionally guaranteed on a joint and several basis by certain of the Company’s subsidiaries, including Columbia Energy Group, CPG OpCo GP LLC and CPG OpCo LP (collectively, the “Guarantors”).
The Company plans to file a registration statement on Form S-4, which will incorporate the contents of this Current Report. The Company and the Guarantors will be co-registrants under such registration statement, which will register, among other things, a guarantee of debt securities by the Guarantors. At such time, the Guarantors will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered.
Pursuant to Rule 3-10 of Regulation S-X, the Company is: (i) filing as Exhibit 99.1 to this Current Report the audited financial statements of the Company as of December 31, 2015 and 2014 and for each of the years in the three-year period ending December 31, 2015 to include Note 27, which provides condensed consolidating financial information of Columbia Energy Group, a wholly owned subsidiary of the Company; (ii) filing as Exhibit 99.2 to this Current Report the selected financial data, management's discussion and analysis of financial condition and results of operations, and the audited financial statements of CPG OpCo GP LLC as of December 31, 2015 and 2014; and (iii) filing as Exhibit 99.3 to this Current Report the selected financial data, management's discussion and analysis of financial condition and results of operations, and the audited financial statements of CPG OpCo LP as of December 31, 2015 and 2014, and for each of the years in the three-year period ending December 31, 2015.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (Columbia Pipeline Group, Inc.).
23.2	Consent of Deloitte & Touche LLP (CPG OpCo GP LLC).
23.3	Consent of Deloitte & Touche LLP (CPG OpCo LP).
99.1	Financial statements of Columbia Pipeline Group, Inc. as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015.
99.2	Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial statements of CPG OpCo GP LLC as of December 31, 2015 and 2014.
99.3
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial statements of CPG OpCo LP as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.
(Registrant)

Date: February 22, 2016	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (Columbia Pipeline Group, Inc.).
23.2	Consent of Deloitte & Touche LLP (CPG OpCo GP LLC).
23.3	Consent of Deloitte & Touche LLP (CPG OpCo LP).
99.1	Financial statements of Columbia Pipeline Group, Inc. as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015.
99.2	Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial statements of CPG OpCo GP LLC as of December 31, 2015 and 2014.
99.3
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial statements of CPG OpCo LP as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.